Exhibit 99.1
NEWS RELEASE

The Andersons, Inc. Reports All-Time Record Quarterly Results
MAUMEE, OHIO, August 2, 2022 - The Andersons, Inc. (Nasdaq: ANDE) announces financial results for the second quarter ended June 30, 2022.

Second Quarter Highlights:

•Company reported net income from continuing operations attributable to The Andersons of $80.5 million, or $2.34 per diluted share, and adjusted net income of $82.2 million or $2.39 per diluted share
•Adjusted EBITDA from continuing operations was $169.3 million for the quarter
•Trailing twelve months adjusted EBITDA is $412.0 million
•Renewables produced record pretax income attributable to The Andersons of $45.9 million
•Plant Nutrient had its second-best quarter ever, generating pretax income of $38.3 million
•Trade reported strong adjusted pretax income of $24.4 million

"I'm thrilled with the outstanding performance in this second quarter. The Renewables team nearly doubled last year's already strong performance, showing good yields and higher crush margins in our ethanol plants. Within Plant Nutrient, good inventory position management and high fertilizer prices led to higher margins and strong profitability," said President and CEO Pat Bowe. "In Trade, we entered the quarter with good basis ownership positions and as expected, we benefited from basis improvement during the quarter. In addition, we had very strong feed ingredients merchandising results in several of our locations. Global ag markets remain volatile creating opportunities and our teams continue to execute well and remain focused on customer needs and operational excellence."

$ in millions, except per share amounts
	Q2 2022	Q2 2021	Variance	YTD 2022	YTD 2021	Variance
Pretax Income Attributable to the Company[1,2]	$96.3	$51.1	$45.2	$106.5	$67.0	$39.5
Adjusted Pretax Income (Loss) Attributable to the Company[1,2]	97.0	51.4	45.6	107.2	67.8	39.4
Trade[1]	24.4	14.1	10.3	28.0	28.4	(0.4)
Renewables	45.9	23.5	22.4	51.4	26.5	24.9
Plant Nutrient	38.3	24.0	14.3	49.1	32.5	16.6
Other	(11.6)	(10.2)	(1.4)	(21.4)	(19.6)	(1.8)
Net Income Attributable to the Company[2]	80.5	41.4	39.1	86.6	53.0	33.6
Adjusted Net Income Attributable to the Company[1,2]	82.2	41.6	40.6	88.2	53.6	34.6
Diluted Earnings Per Share (EPS)[2]	2.34	1.23	1.11	2.52	1.58	0.94
Adjusted Diluted EPS[1,2]	2.39	1.24	1.15	2.57	1.60	0.97
EBITDA[1,2]	168.6	102.7	65.9	224.5	165.4	59.1
Adjusted EBITDA[1,2]	$169.3	$103.0	$66.3	$225.2	$166.2	$59.0
[1] Non-GAAP financial measures; see appendix for explanations and reconciliations. [2] Measure represents only continuing operations of the Company.

Cash, Liquidity and Long-Term Debt Management

"Our businesses continue to generate strong operating cash flows and we remain disciplined in our approach to capital spending decisions,” said Executive Vice President and CFO Brian Valentine. “We are well below our goal of long-term debt to EBITDA of less than 2.5 times, ending the quarter at 1.5 times, and are well-positioned to fund strategic growth projects with appropriate returns."

The company generated $134.6 million and $93.1 million in cash from operations before working capital changes during the second quarters of 2022 and 2021, respectively. Working capital remains high, primarily due to high commodity prices that impact the value of inventory and accounts receivable.

Second Quarter Segment Overview

Trade Results Improve Significantly; Year-to-Date Results Comparable to 2021

The Trade segment recorded pretax income and adjusted pretax income of $23.7 million and $24.4 million, respectively, for the quarter compared to adjusted pretax income of $14.1 million in the second quarter of 2021. With some reduction in commodity prices from Q1 highs, the segment benefited from basis appreciation and good selling margins for many of its products.

Despite initial delays in planting, crops in key draw areas are better than current USDA national ratings for corn and soybeans. Wheat ownership in our grain elevator assets is again earning space income. Continued merchandising opportunities and strong elevation margins are also expected to continue as global stocks are not projected to recover quickly from the recent global supply disruptions.

Trade’s second quarter adjusted EBITDA was $46.6 million, compared to second quarter 2021 adjusted EBITDA of $32.7 million.

Renewables Generates Record Q2 Earnings of $45.9 million on Strong Margins; Co-Product Values and Merchandising Remain Strong

The Renewables segment reported pretax income attributable to the company of $45.9 million in the second quarter compared to pretax income attributable to the company of $23.5 million realized in the same period in 2021. Included in pretax income attributable to The Andersons is $8.9 million of USDA Biofuels Producer COVID relief funds. Also included in pretax income in the quarter is $24.4 million of positive mark-to-market impact, nearly $18 million of which are reversals of prior mark-to-market losses. This compared to positive mark-to-market impacts of $13.5 million in the second quarter of 2021.

The operating improvement was driven by strong overall production margins. Seasonal demand has been impacted by high gasoline prices, but higher exports have firmed ethanol prices. High corn costs for ethanol production in the western U.S. may negatively impact ethanol production there, while our eastern corn belt production facilities are well-positioned for corn supply.

Renewables had record second quarter EBITDA of $85.7 million in 2022, up $38.5 million from 2021 second quarter EBITDA of $47.2 million.

Plant Nutrient Posts Strong Second Quarter Results

The Plant Nutrient segment posted pretax income of $38.3 million, compared to 2021's pretax income of $24.0 million. As expected, well-positioned inventory and an overall favorable spring planting season led to strong margins that more than offset a volume decrease for our agricultural fertilizers, particularly within our wholesale nutrients, farm centers, and specialty liquids low-salt starters products.

Plant Nutrient’s second quarter EBITDA was $46.8 million compared to 2021 second quarter EBITDA of $31.6 million.

Income Taxes; Corporate

The company recorded income taxes from continuing operations at an effective rate of 13.3% for the quarter due to the tax treatment of derivatives, hedging activities, and non-controlling interests. We now anticipate a full-year effective rate of approximately 18%-21%.

Conference Call

The company will host a webcast on Wednesday, August 3, 2022, at 11 a.m. Eastern Daylight Time, to discuss its performance and provide its outlook for the remainder of 2022. To access the call, please dial 888-317-6003 or 412-317-6061 (elite entry number is 4313758). It is recommended that you call 10 minutes before the conference call begins.

To access the webcast, click on the link: https://app.webinar.net/NKr9d6xjJv0. Complete the six fields as directed and click "Register." A replay of the call can also be accessed under the heading "Investors" on the company’s refreshed website at www.andersonsinc.com.

Forward-Looking Statements

This release contains forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially. Without limitation, these risks include economic, weather and regulatory conditions, competition, the COVID-19 pandemic, the ongoing economic impacts from the war in Ukraine, and the risk factors set forth from time to time in the company’s filings with the Securities and Exchange Commission. Although the company believes that the assumptions upon which the financial information and its forward-looking statements are based are reasonable, it can give no assurance that these assumptions will prove to be correct.

Non-GAAP Measures

This release contains non-GAAP financial measures. The company believes that adjusted pretax income (loss) from continuing operations, pretax income (loss) attributable to the company from continuing operations, adjusted pretax income (loss) attributable to the company from continuing operations, adjusted net income attributable to the company from continuing operations, adjusted diluted earnings per share from continuing operations; earnings before interest, taxes, depreciation, and amortization (or EBITDA); EBITDA from continuing operations; adjusted EBITDA; adjusted EBITDA from continuing operations; and cash from operations before working capital changes provide additional information to investors and others about its operations, allowing an evaluation of underlying operating performance and liquidity and better period-to-period comparability. The above measures are not and should not be considered as alternatives to net income from continuing operations, pretax income from continuing operations or income (loss) before income taxes from continuing operations, diluted earnings (loss) per share attributable to The Andersons, Inc. common shareholders from continuing operations and cash provided by (used in) operating activities as determined by generally accepted accounting principles. Reconciliations of the GAAP to non-GAAP measures may be found within this press release and the financial tables provided herein.

Company Description

The Andersons, Inc., celebrating 75 years of service and named to Forbes® lists of America's Best Employers for 2022 and Best Employers for Diversity 2022 as well as America's Most Trusted Companies 2022 by Newsweek®, is a diversified company rooted in agriculture that conducts business in the commodity merchandising, renewables, and plant nutrient sectors. Guided by its Statement of Principles, The Andersons is committed to providing extraordinary service to its customers, helping its employees improve, supporting its communities, and increasing the value of the company. For more information, please visit www.andersonsinc.com.

Investor Relations Contact
Mike Hoelter
Vice President, Corporate Controller and Investor Relations
Phone: 419-897-6715
E-mail: investorrelations@andersonsinc.com

The Andersons, Inc.
Condensed Consolidated Statements of Operations
(unaudited)

	Three months ended June 30,		Six months ended June 30,
(in thousands, except per share data)	2022	2021	2022	2021
Sales and merchandising revenues	$4,450,617	$3,235,805	$8,428,571	$5,830,524
Cost of sales and merchandising revenues	4,219,776	3,072,398	8,078,195	5,553,676
Gross profit	230,841	163,407	350,376	276,848
Operating, administrative and general expenses	112,559	105,560	214,546	202,558
Interest expense, net	16,921	10,060	27,780	20,049
Other income, net:
Equity in earnings (losses) of affiliates, net	(6,034)	845	(6,278)	2,639
Other income, net	22,826	5,070	26,988	10,938
Income before income taxes from continuing operations	118,153	53,702	128,760	67,818
Income tax provision from continuing operations	15,753	9,677	19,856	14,038
Net income from continuing operations	102,400	44,025	108,904	53,780
Income (loss) from discontinued operations, net of income taxes	(739)	2,099	(1,294)	5,606
Net income	101,661	46,124	107,610	59,386
Net income attributable to noncontrolling interests	21,856	2,625	22,303	780
Net income attributable to The Andersons, Inc.	$79,805	$43,499	$85,307	$58,606

Earnings per share attributable to The Andersons, Inc. common shareholders:
Basic earnings (loss):
Continuing operations	$2.38	$1.25	$2.56	$1.60
Discontinued operations	(0.02)	0.06	(0.04)	0.17
	$2.36	$1.31	$2.52	$1.77
Diluted earnings (loss):
Continuing operations	$2.34	$1.23	$2.52	$1.58
Discontinued operations	(0.02)	0.07	(0.04)	0.17
	$2.32	$1.30	$2.48	$1.75

The Andersons, Inc.
Condensed Consolidated Balance Sheets
(unaudited)

(in thousands)	June 30, 2022	December 31, 2021	June 30, 2021
Assets
Current assets:
Cash and cash equivalents	$86,035	$216,444	$27,538
Accounts receivable, net	1,141,167	835,180	702,869
Inventories	1,618,326	1,814,538	904,924
Commodity derivative assets – current	638,357	410,813	507,148
Current assets held-for-sale	18,627	20,885	28,555
Other current assets	70,367	74,468	63,266
Total current assets	3,572,879	3,372,328	2,234,300
Other assets:
Goodwill	129,342	129,342	131,542
Other intangible assets, net	105,222	117,137	125,731
Right of use assets, net	50,233	52,146	42,330
Other assets held-for-sale	24,298	43,169	620,745
Other assets, net	91,758	69,068	70,879
Total other assets	400,853	410,862	991,227
Property, plant and equipment, net	763,443	786,029	823,563
Total assets	$4,737,175	$4,569,219	$4,049,090

Liabilities and equity
Current liabilities:
Short-term debt	$1,161,428	$501,792	$757,271
Trade and other payables	772,996	1,199,324	543,503
Customer prepayments and deferred revenue	184,154	358,119	55,943
Commodity derivative liabilities – current	185,903	128,911	90,366
Current maturities of long-term debt	53,951	32,256	50,069
Current liabilities held-for-sale	7,314	13,379	25,185
Accrued expenses and other current liabilities	211,830	230,148	168,221
Total current liabilities	2,577,576	2,463,929	1,690,558
Long-term lease liabilities	28,929	31,322	27,134
Long-term debt, less current maturities	563,447	600,487	837,609
Deferred income taxes	63,383	71,127	173,212
Other long-term liabilities held-for-sale	3,113	16,119	43,993
Other long-term liabilities	83,521	78,531	51,620
Total liabilities	3,319,969	3,261,515	2,824,126
Total equity	1,417,206	1,307,704	1,224,964
Total liabilities and equity	$4,737,175	$4,569,219	$4,049,090

The Andersons, Inc.
Consolidated Statements of Cash Flows
(unaudited)

	Six months ended June 30,
(in thousands)	2022	2021
Operating Activities
Net income from continuing operations	$108,904	$53,780
Income (loss) from discontinued operations, net of income taxes	(1,294)	5,606
Net income	107,610	59,386
Adjustments to reconcile net income to cash used in operating activities:
Depreciation and amortization	67,945	95,154
Bad debt expense, net	3,069	(1,156)
Equity in (earnings) losses of affiliates, net of dividends	6,278	(2,639)
Gain on sales of assets, net	(10,305)	(6,253)
Stock-based compensation expense	4,708	4,112
Deferred federal income tax	(13,755)	170
Other	8,549	5,570
Changes in operating assets and liabilities:
Accounts receivable	(289,196)	(58,338)
Inventories	186,685	390,506
Commodity derivatives	(189,090)	(250,691)
Other current and non-current assets	5,106	35,568
Payables and other current and non-current liabilities	(609,403)	(516,883)
Net cash used in operating activities	(721,799)	(245,494)
Investing Activities
Purchases of property, plant and equipment and capitalized software	(43,472)	(34,264)
Proceeds from sale of assets	4,672	3,794
Purchases of investments	(2,105)	(4,701)
Purchases of Rail assets	(27,276)	(4,751)
Proceeds from sale of Rail assets	36,341	15,616
Other	1,746	832
Net cash used in investing activities	(30,094)	(23,474)
Financing Activities
Net receipts (payments) under short-term lines of credit	862,698	(258,157)
Proceeds from issuance of short-term debt	350,000	608,250
Payments of short-term debt	(550,000)	—
Proceeds from issuance of long-term debt	—	108,300
Payments of long-term debt	(15,077)	(177,586)
Contributions from noncontrolling interest owner	2,450	2,940
Distributions to noncontrolling interest owner	(9,980)	(25)
Payments of debt issuance costs	(7,802)	(2,059)
Dividends paid	(12,245)	(11,677)
Proceeds from exercises of stock options	5,024	—
Other	(2,955)	(2,436)
Net cash provided by financing activities	622,113	267,550
Effect of exchange rates on cash and cash equivalents	(629)	(167)
Decrease in cash and cash equivalents	(130,409)	(1,585)
Cash and cash equivalents at beginning of period	216,444	29,123
Cash and cash equivalents at end of period	$86,035	$27,538

The Andersons, Inc.
Adjusted Net Income Attributable to The Andersons, Inc.
A non-GAAP financial measure
(unaudited)

	Three months ended June 30,		Six months ended June 30,
(in thousands, except per share data)	2022	2021	2022	2021
Net income from continuing operations	$102,400	$44,025	$108,904	$53,780
Net income attributable to noncontrolling interests	21,856	2,625	22,303	780
Net income from continuing operations attributable to The Andersons, Inc.	80,544	41,400	86,601	53,000
Adjustments:
Gain on sale of frac sand assets	(3,762)	—	(3,762)	—
Impairment on equity method investment	4,455	—	4,455	—
Transaction related stock compensation	—	274	—	757
Income tax impact of adjustments	940	(68)	940	(189)
Total adjusting items, net of tax	1,633	206	1,633	568
Adjusted net income from continuing operations attributable to The Andersons, Inc.	$82,177	$41,606	$88,234	$53,568

Diluted earnings per share from continuing operations attributable to The Andersons, Inc. common shareholders	$2.34	$1.23	$2.52	$1.58

Impact on diluted earnings per share from continuing operations	$0.05	$0.01	$0.05	$0.02
Adjusted diluted earnings per share from continuing operations	$2.39	$1.24	$2.57	$1.60

Adjusted net income (loss) from continuing operations attributable to The Andersons, Inc. reflects reported net income (loss) from continuing operations available to The Andersons, Inc. common shareholders after the removal of specified items described above. Adjusted diluted earnings (loss) from continuing operations per share reflects the fully diluted EPS of The Andersons, Inc. after removal of the effect on EPS as reported of specified items described above. Management believes that Adjusted net income (loss) from continuing operations attributable to The Andersons, Inc. and Adjusted diluted earnings (loss) from continuing operations per share are useful measures of The Andersons, Inc. performance as they provide investors additional information about the operations of the company allowing better evaluation of underlying business performance and better comparability to previous periods. These non-GAAP financial measures are not intended to replace or be alternatives to Net income attributable to The Andersons, Inc. and Diluted earnings attributable to The Andersons, Inc. common shareholders as reported, the most directly comparable GAAP financial measures, or any other measures of operating results under GAAP. Earnings amounts described above have been divided by the company’s average number of diluted shares outstanding for each respective period in order to arrive at an adjusted diluted earnings (loss) from continuing operations per share amount for each specified item.

The Andersons, Inc.
Segment Data
(unaudited)

(in thousands)	Trade	Renewables	Plant Nutrient	Other	Total
Three months ended June 30, 2022
Sales and merchandising revenues	$3,097,767	$882,567	$470,283	$—	$4,450,617
Gross profit	101,994	59,888	68,959	—	230,841
Operating, administrative and general expenses	62,977	8,590	29,591	11,401	112,559
Other income (loss), net	3,983	18,490	866	(513)	22,826
Income (loss) before income taxes from continuing operations	23,666	67,776	38,311	(11,600)	118,153
Income (loss) attributable to noncontrolling interests	—	21,856	—	—	21,856
Income (loss) before income taxes from continuing operations attributable to The Andersons, Inc. (a)	$23,666	$45,920	$38,311	$(11,600)	$96,297
Adjustments to income (loss) before income taxes from continuing operations (b)	693	—	—	—	693
Adjusted income (loss) before income taxes from continuing operations attributable to The Andersons, Inc. (a)	$24,359	$45,920	$38,311	$(11,600)	$96,990

Three months ended June 30, 2021
Sales and merchandising revenues	$2,297,869	$616,527	$321,409	$—	$3,235,805
Gross profit	77,831	34,716	50,860	—	163,407
Operating, administrative and general expenses	61,514	6,577	26,568	10,901	105,560
Other income (loss), net	4,067	38	849	116	5,070
Income (loss) before income taxes from continuing operations	13,777	26,156	23,995	(10,226)	53,702
Income (loss) attributable to noncontrolling interests	—	2,625	—	—	2,625
Income (loss) before income taxes from continuing operations attributable to The Andersons, Inc. (a)	$13,777	$23,531	$23,995	$(10,226)	$51,077
Adjustments to income (loss) before income taxes from continuing operations (b)	274	—	—	—	274
Adjusted income (loss) before income taxes from continuing operations attributable to The Andersons, Inc. (a)	$14,051	$23,531	$23,995	$(10,226)	$51,351
(a) Income (loss) from continuing operations before income taxes attributable to The Andersons, Inc. for each operating segment is defined as net sales and merchandising revenues plus identifiable other income less all identifiable operating expenses, including interest expense for carrying working capital and long-term assets and is reported net of the noncontrolling interest share of income.
(b) Additional information on the individual adjustments that are included in the adjustments to income (loss) from continuing operations before income taxes can be found in the Reconciliation to EBITDA and Adjusted EBITDA table.

The Andersons, Inc.
Segment Data (continued)
(unaudited)

(in thousands)	Trade	Renewables	Plant Nutrient	Other	Total
Six months ended June 30, 2022
Sales and merchandising revenues	$6,182,448	$1,565,798	$680,325	$—	$8,428,571
Gross profit	169,613	75,079	105,684	—	350,376
Operating, administrative and general expenses	122,520	16,480	54,916	20,630	214,546
Other income (loss), net	8,007	18,918	1,670	(1,607)	26,988
Income (loss) before income taxes from continuing operations	27,335	73,738	49,054	(21,367)	128,760
Income (loss) attributable to noncontrolling interests	—	22,303	—	—	22,303
Income (loss) before income taxes from continuing operations attributable to The Andersons, Inc. (a)	$27,335	$51,435	$49,054	$(21,367)	$106,457
Adjustments to income (loss) before income taxes from continuing operations (b)	693	—	—	—	693
Adjusted income (loss) before income taxes from continuing operations attributable to The Andersons, Inc. (a)	$28,028	$51,435	$49,054	$(21,367)	$107,150

Six months ended June 30, 2021
Sales and merchandising revenues	$4,280,377	$1,059,486	$490,661	$—	$5,830,524
Gross profit	150,388	43,199	83,261	—	276,848
Operating, administrative and general expenses	118,445	13,233	49,967	20,913	202,558
Other income (loss), net	7,553	1,365	1,436	584	10,938
Income (loss) before income taxes from continuing operations	27,632	27,237	32,518	(19,569)	67,818
Income (loss) attributable to noncontrolling interests	—	780	—	—	780
Income (loss) before income taxes from continuing operations attributable to The Andersons, Inc. (a)	$27,632	$26,457	$32,518	$(19,569)	$67,038
Adjustments to income (loss) before income taxes from continuing operations (b)	757	—	—	—	757
Adjusted income (loss) before income taxes from continuing operations attributable to The Andersons, Inc. (a)	$28,389	$26,457	$32,518	$(19,569)	$67,795
(a) Income (loss) from continuing operations before income taxes attributable to The Andersons, Inc. for each operating segment is defined as net sales and merchandising revenues plus identifiable other income less all identifiable operating expenses, including interest expense for carrying working capital and long-term assets and is reported net of the noncontrolling interest share of income.
(b) Additional information on the individual adjustments that are included in the adjustments to income (loss) from continuing operations before income taxes can be found in the Reconciliation to EBITDA and Adjusted EBITDA table.

The Andersons, Inc.
Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA)
A non-GAAP financial measure
(unaudited)

	Continuing Operations					Discontinued Operations	Total Company
(in thousands)	Trade	Renewables	Plant Nutrient	Other	Total	Rail
Three months ended June 30, 2022
Net income (loss)	$23,666	$67,776	$38,311	$(27,353)	$102,400	$(739)	$101,661
Interest expense (income)	13,300	2,012	1,923	(314)	16,921	—	16,921
Tax provision	—	—	—	15,753	15,753	2,051	17,804
Depreciation and amortization	8,914	15,875	6,595	2,183	33,567	—	33,567
EBITDA	45,880	85,663	46,829	(9,731)	168,641	1,312	169,953
Adjusting items impacting EBITDA:
Gain on sale of frac sand assets	(3,762)	—	—	—	(3,762)	—	(3,762)
Impairment on equity method investment	4,455	—	—	—	4,455	—	4,455
Total adjusting items	693	—	—	—	693	—	693
Adjusted EBITDA	$46,573	$85,663	$46,829	$(9,731)	$169,334	$1,312	$170,646

Three months ended June 30, 2021
Net income (loss)	$13,777	$26,156	$23,995	$(19,903)	$44,025	$2,099	$46,124
Interest expense (income)	7,452	2,021	1,146	(559)	10,060	3,394	13,454
Tax provision	—	—	—	9,677	9,677	965	10,642
Depreciation and amortization	11,155	18,983	6,456	2,355	38,949	8,701	47,650
EBITDA	32,384	47,160	31,597	(8,430)	102,711	15,159	117,870
Adjusting items impacting EBITDA:
Transaction related stock compensation	274	—	—	—	274	—	274
Total adjusting items	274	—	—	—	274	—	274
Adjusted EBITDA	$32,658	$47,160	$31,597	$(8,430)	$102,985	$15,159	$118,144

The Andersons, Inc.
Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA)
A non-GAAP financial measure
(unaudited)

	Continuing Operations					Discontinued Operations	Total Company
(in thousands)	Trade	Renewables	Plant Nutrient	Other	Total	Rail
Six months ended June 30, 2022
Net income (loss)	$27,335	$73,738	$49,054	$(41,223)	$108,904	$(1,294)	$107,610
Interest expense (income)	21,487	3,779	3,384	(870)	27,780	—	27,780
Tax provision	—	—	—	19,856	19,856	3,344	23,200
Depreciation and amortization	17,888	32,514	13,174	4,368	67,944	—	67,944
EBITDA	66,710	110,031	65,612	(17,869)	224,484	2,050	226,534
Adjusting items impacting EBITDA:
Gain on sale of frac sand assets	(3,762)	—	—	—	(3,762)	—	(3,762)
Impairment on equity method investment	4,455	—	—	—	4,455	—	4,455
Total adjusting items	693	—	—	—	693	—	693
Adjusted EBITDA	$67,403	$110,031	$65,612	$(17,869)	$225,177	$2,050	$227,227

Six months ended June 30, 2021
Net income (loss)	$27,632	$27,237	$32,518	$(33,607)	$53,780	$5,606	$59,386
Interest expense (income)	14,503	4,094	2,212	(760)	20,049	6,574	26,623
Tax provision	—	—	—	14,038	14,038	2,349	16,387
Depreciation and amortization	22,280	37,797	12,837	4,652	77,566	17,588	95,154
EBITDA	64,415	69,128	47,567	(15,677)	165,433	32,117	197,550
Adjusting items impacting EBITDA:
Transaction related stock compensation	757	—	—	—	757	—	757
Total adjusting items	757	—	—	—	757	—	757
Adjusted EBITDA	$65,172	$69,128	$47,567	$(15,677)	$166,190	$32,117	$198,307

The Andersons, Inc.
Trailing Twelve Months of EBITDA and Adjusted EBITDA
A non-GAAP financial measure
(unaudited)

	Three Months Ended,				Twelve months ended June 30, 2022
(in thousands)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Net income from continuing operations	$12,290	$65,473	$6,504	$102,400	$186,667
Interest expense	8,799	8,444	10,859	16,921	45,023
Tax provision	4,027	11,163	4,103	15,753	35,046
Depreciation and amortization	42,811	36,797	34,377	33,567	147,552
EBITDA	67,927	121,877	55,843	168,641	414,288
Adjusting items impacting EBITDA:
Transaction related stock compensation	243	274	—	—	517
Gain on sale of a business	(14,619)	—	—	—	(14,619)
Loss from cost method investment	2,784	—	—	—	2,784
Asset impairment including equity method investments	—	8,321	—	4,455	12,776
Gain on sale of frac sand assets	—	—	—	(3,762)	(3,762)
Total adjusting items	(11,592)	8,595	—	693	(2,304)
Adjusted EBITDA	$56,335	$130,472	$55,843	$169,334	$411,984

	Three Months Ended,				Twelve months ended June 30, 2021
	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021
Net income from continuing operations	$1,788	$15,917	$9,755	$44,025	$71,485
Interest expense	6,853	7,833	9,989	10,060	34,735
Tax provision (benefit)	(4,148)	7,718	4,361	9,677	17,608
Depreciation and amortization	38,387	38,568	38,617	38,949	154,521
EBITDA	42,880	70,036	62,722	102,711	278,349
Adjusting items impacting EBITDA:
Transaction related stock compensation	912	946	483	274	2,615
Severance costs	3,222	528	—	—	3,750
Total adjusting items	4,134	1,474	483	274	6,365
Adjusted EBITDA	$47,014	$71,510	$63,205	$102,985	$284,714

The Andersons, Inc.
Cash from Operations Before Working Capital Changes
A non-GAAP financial measure
(unaudited)

	Three months ended June 30,		Six months ended June 30,
(in thousands)	2022	2021	2022	2021
Cash used in operating activities	$353,199	$200,233	$(721,799)	$(245,494)
Changes in operating assets and liabilities
Accounts receivable	(74,184)	(24,862)	(289,196)	(58,338)
Inventories	323,505	385,499	186,685	390,506
Commodity derivatives	88,671	(197,396)	(189,090)	(250,691)
Other current and non-current assets	43,916	18,828	5,106	35,568
Payables and other current and non-current liabilities	(163,307)	(74,962)	(609,403)	(516,883)
Total changes in operating assets and liabilities	218,601	107,107	(895,898)	(399,838)
Adjusting items impacting cash from operations before working capital changes:
Changes in CARES Act tax refund receivable	—	—	—	27,697
Cash from operations before working capital changes	$134,598	$93,126	$174,099	$182,041

Cash from operations before working capital changes is defined as cash provided by (used in) operating activities before the impact of changes in working capital within the statement of cash flows. The Company calculates cash from operations by eliminating the effect of changes in accounts receivable, inventories, commodity derivatives, other assets, and payables and accrued expenses from the cash provided by (used in) operating activities. Management believes that cash from operations before working capital changes is a useful measure of the company’s performance as it provides investors additional information about the company’s operations allowing better evaluation of underlying business performance and improved comparability to prior periods. Cash from operations before working capital changes is a non-GAAP financial measure and is not intended to replace or be an alternative to cash provided by (used in) operating activities, the most directly comparable GAAP financial measure.